EXHIBIT 10.99

                             SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of the 31st day of March, 2008, by and BETWEEN YA GLOBAL INVESTMENTS, L.P. (hereafter "YA") and the persons set forth on the signature page to this Agreement (collectively, the "Subordinated Lenders").

                                   WITNESSETH

      WHEREAS, the Subordinated Lenders and U.S. Helicopter Corporation (the "Borrower") are parties to certain Note Purchase Agreements whereby the Borrower borrowed a total of $350,000 in principal (the "Subordinated Loans"); and

      WHEREAS, YA has agreed to make loans to the Borrower in the aggregate principal amount of $1,250,000 pursuant to that certain Securities Purchase Agreement dated March 31, 2008 and related documentation (all monetary obligations of the Borrower to YA under such Securities Purchase Agreement and related documents and debentures, including without limitation all principal, interest, redemption fees, costs, and expenses, whether now owed or hereafter arising are hereinafter referred to as the "YA Bridge Loan"); and

      WHEREAS, in addition to the YA Bridge Loan, the Borrower is indebted to YA under prior financing arrangements (the "Prior Financing Agreements") between YA and the Borrower in the aggregate principal amount in excess of $10,100,000 (the YA Bridge Loan and all monetary obligations of the Borrower to YA under the Prior Financing Agreements and related documents and debentures, including without limitation all principal, interest, redemption fees, costs, and expenses, whether now owed or hereafter arising, and together with the YA Bridge Loan, are hereinafter referred to as the "YA Loan");

      WHEREAS, as a condition of making the YA Bridge Loan, YA has required the Subordinated Lenders to subordinate repayment of the Subordinated Loans to the a total of $6,250,000 of the YA Loan as described herein.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Subordinated Loans and any and all documents entered into in connection therewith shall be and hereby are subordinated and the payment thereof is deferred until the payment in cash of a total of $6,250,000 of the YA Loan with proceeds to be received from an institutional private placement conducted by the Borrower (the "YA Repayment"). The YA Repayment shall not include any repayments made with proceeds of any future financing transaction with YA. The Borrower shall not be permitted to pay, and the Subordinated Lenders shall not be permitted to receive, any payments (whether regularly scheduled payment of interest, principal, or otherwise) on the Subordinated Loans unless or until the YA Repayment has been made.

2. After the YA Repayment has been made, the Borrower shall be permitted to pay, and the Subordinated Lenders shall be permitted to receive, any regularly scheduled payment of interest or principal on the Subordinated Loans so long as
(i) at the time of such payment, or after giving effect thereto, no default has occurred and is continuing under any of the YA Loans, and (ii) such payment is made solely from funds received in a financing or capital raising transaction and not out of any cash receipts, funds generated from the Borrower's operations, or through any strategic partnerships (including, without limitation, any cash receipts or funds from Delta Airlines or any other airline).
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3. The subordination described in paragraph 1 above shall apply to all existing and future advances of funds to the Borrower by YA.

4. The terms of the Subordinated Loans (including, without limitation, the conversion price of any convertible debentures and the exercise price of any warrants issued in connection with the Subordinated Loan) shall not be adjusted based on any terms granted to YA under the YA Bridge Loan, and no adjustment or modification to the Subordinated Loans or any documents entered into connection therewith shall be made without YA's prior written consent.

5. The Subordinated Lenders represent and warrant that they have not been granted any liens by the Company.

6. This Agreement shall be binding upon and shall inure to the benefit of the Subordinated Lenders and YA and their respective successors and assigns.

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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.

WITNESS:                          JOHN TURNER


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WITNESS:                          BARBARA & EDDIE HOLDER JTWROS


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WITNESS:                          PAINT MASTERS


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WITNESS:                          YA GLOBAL INVESTMENTS, L.P.
                                  BY: YORKVILLE ADVISORS, ITS INVESTMENT MANAGER


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WITNESS:                          U.S. HELICOPTER CORPORATION


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